                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, For Use Of The Commission Only (As Permitted By Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-12

                             TELENETICS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)   Title of each class of securities to which transaction applies:
           _____________________________________________________________________

     (2)   Aggregate number of securities to which transaction applies:
           _____________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
           _____________________________________________________________________

     (4)   Proposed maximum aggregate value of transaction:
           _____________________________________________________________________

     (5)   Total fee paid:
           _____________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)   Amount Previously Paid:
           _____________________________________________________________________

     (2)   Form, Schedule or Registration Statement No.:
           _____________________________________________________________________

     (3)   Filing Party:
           _____________________________________________________________________

     (4)   Date Filed:
           _____________________________________________________________________

                             TELENETICS CORPORATION
                               25111 ARCTIC OCEAN
                          LAKE FOREST, CALIFORNIA 92630
                           --------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON JANUARY 26, 2001
                           --------------------------

         NOTICE IS HEREBY GIVEN that the special meeting of shareholders of Telenetics Corporation, a California corporation, will be held at our headquarters located at 25111 Arctic Ocean, Lake Forest, California, on January 26, 2001 at 10:00 a.m., local time, for the following purposes:

         (1) To consider and vote upon a proposal to approve an amendment to our Restated and Amended Articles of Incorporation (the "Articles of Incorporation") to increase our authorized shares of common stock from 25,000,000 shares to 50,000,000 shares; and

         (2) To transact such other business as may properly come before the meeting or any adjournments and postponements thereof.

         The Board of Directors has fixed the close of business on December 22, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the special meeting. Only holders of our common stock at the close of business on the record date are entitled to vote at the special meeting. A list of shareholders entitled to vote at the special meeting will be available for inspection at our executive offices. Shareholders attending the special meeting whose shares are held in the name of a broker or other nominee should bring with them a Proxy or letter from that firm confirming their ownership of shares.

         Accompanying this Notice are a Proxy and a Proxy Statement. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. The Proxy may be revoked at any time prior to its exercise at the meeting.




                                        Sincerely,


                                        /s/ Terry S. Parker
                                        ---------------------
                                        Terry S. Parker,
                                        President and Chief Executive Officer



                             YOUR VOTE IS IMPORTANT

         YOU ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING. HOWEVER, IF YOU WILL NOT BE ABLE TO ATTEND OR EVEN IF YOU DO PLAN TO ATTEND, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. RETURNING A SIGNED PROXY WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE SPECIAL MEETING, IF YOU SO DESIRE, BUT WILL HELP US SECURE A QUORUM AND AVOID THE EXPENSE OF ADDITIONAL PROXY SOLICITATION.

                      (This page intentionally left blank)

                             TELENETICS CORPORATION
                               25111 ARCTIC OCEAN
                          LAKE FOREST, CALIFORNIA 92630
                            -------------------------

                         SPECIAL MEETING OF SHAREHOLDERS

                                JANUARY 26, 2001
                           --------------------------

                                 PROXY STATEMENT

                                  INTRODUCTION


         This Proxy Statement is furnished to the holders of common stock, no par value per share, of Telenetics Corporation, a California corporation, in connection with the solicitation of Proxies by and on behalf of the Board of Directors (the "Board"). The Proxies solicited hereby are to be voted at a special meeting of shareholders to be held at 10:00 a.m., local time, on January 26, 2001, at our offices located at 25111 Arctic Ocean, Lake Forest, California 92630, and at any and all adjournments and postponements thereof. This Proxy Statement and the accompanying Proxy are being mailed to all shareholders on or about December 27, 2000.

         A Proxy is enclosed for your use. The shares represented by each properly executed unrevoked Proxy will be voted as directed by the shareholder with respect to the matters described therein. If no direction is made, the shares represented by each properly executed Proxy will be voted FOR the amendment to our Articles of Incorporation.

         Any Proxy given may be revoked at any time prior to the exercise thereof by filing with our Secretary an instrument revoking such Proxy or by the filing of a duly executed Proxy bearing a later date. Any shareholder present at the meeting who has given a Proxy may withdraw it and vote his shares in person if such shareholder so desires.

         It is contemplated that the solicitation of Proxies will be made primarily by mail. We will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send Proxies and copies of this Proxy Statement to the beneficial owners of the shares and will reimburse them for their expenses in so doing. Should it appear desirable to do so in order to ensure adequate representation of shares at the meeting, our officers, agents and employees may communicate with shareholders, banks, brokerage houses and others by telephone or in person to request that Proxies be furnished. All expenses incurred in connection with this solicitation will be borne by us. We have no present plans to hire special employees or paid solicitors to assist in obtaining Proxies, but we reserve the option of doing so if it should appear that a quorum otherwise might not be obtained.

         Only holders of record of our common stock at the close of business on December 22, 2000 are entitled to notice of and to vote at the special meeting. As of December 22, 2000, the record date for determining the shareholders entitled to notice of and to vote at the special meeting, we had issued and outstanding 16,434,611 shares of common stock. Each share of our common stock issued and outstanding on the record date of December 22, 2000 entitles the holder thereof to one vote at the special meeting for each matter to be voted on at such meeting.

         The holders of a majority of our shares of common stock issued and outstanding and entitled to vote at the special meeting, present in person or represented by Proxy, shall constitute a quorum for purposes of voting on such proposal. Except as otherwise provided by statute, all matters coming before the special meeting shall be decided by the vote of the holders of a majority of the stock present in person or represented by Proxy at the special meeting and entitled to vote on such matters. Votes cast at the special meeting will be tabulated by the persons appointed by us to act as inspectors of election for the special meeting.

         The inspectors of election will treat shares of voting stock represented by a properly signed and returned Proxy as present at the special meeting for purposes of determining a quorum, without regard to whether the Proxy is marked as casting a vote or abstaining. Likewise, the inspectors of election will treat shares of voting stock represented by "broker non-votes" (i.e., shares of voting stock held in record name by brokers and nominees concerning which (i) instructions have not been received from the beneficial owners or persons entitled to vote; (ii) the broker or nominee does not have discretionary voting power under applicable rules or the instrument under which it serves in such capacity; or (iii) the record holder has indicated on the Proxy or has executed a Proxy and otherwise notified us that it does not have authority to vote such shares on that matter) as present for purposes of determining a quorum. Abstentions concerning a particular proposal will have the same effect as votes against such proposal.

                                 PROPOSAL NO. 1

           AMENDMENT TO RESTATED AND AMENDED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

         Effective as of December 4, 2000, the Board approved by action taken without a meeting of the directors by written consent, an amendment to Article Third of our Articles of Incorporation to increase the number of shares of authorized common stock from 25,000,000 to 50,000,000 (the "Authorized Share Increase"). The full text of the amendment is attached to this Proxy Statement as EXHIBIT A. The Board believes that the Authorized Share Increase is in the best interests of our company and our shareholders as it makes additional shares of common stock available for acquisitions, financings, present and future employee benefit programs, and other corporate purposes.

         The additional shares of common stock resulting from the shareholder approval of the Authorized Share Increase may be issued from time to time as the Board may determine without further action of the shareholders. Although the Board has no current plans to utilize such shares to entrench present management, it may, in the future, be able to use the additional shares of common stock as a defensive tactic against hostile takeover attempts. The authorization of such additional shares of common stock will have no current anti-takeover effect. No hostile takeover attempts are, to management's knowledge, currently threatened.

         The relative rights and limitations of the common stock would remain unchanged under the amendment. Shareholders do not currently possess, nor upon the approval of the proposed Authorized Share Increase will they acquire, preemptive rights that would entitle such persons, as a matter of right, to subscribe for the purchase of any shares, rights, warrants or other securities or obligations convertible into, or exchangeable for, securities of our company.

RECOMMENDATION AND REQUIRED VOTE

         The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by Proxy at the special meeting is required for approval of this proposal. THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information regarding beneficial ownership of our common stock as of December 13, 2000 by the following individuals and does not reflect any changes that may have occurred after that date:

         o each person who is known by us to beneficially own more than five percent, in the aggregate, of the outstanding shares of our common stock;

         o        each of our directors and executive officers; and

         o        all of our directors and executive officers as a group.

         Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as indicated in the footnotes to the table, we believe each security holder possesses sole voting and investment power with respect to all of the shares of common stock owned by such security holder, subject to community property laws where applicable. In computing the number of shares beneficially owned by a security holder and the percentage ownership of that security holder, shares of common stock subject to options or warrants held by that person that are currently exercisable or are exercisable within 60 days after the date of the table are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person or group. On December 13, 2000, there were 16,446,611 shares of our common stock outstanding.

                                                       AMOUNT AND
                                                        NATURE OF                 PERCENT OF
              NAME OF BENEFICIAL OWNER            BENEFICIAL OWNERSHIP         COMMON STOCK(1)
              ------------------------            --------------------         ---------------
Michael A. Armani (3)                                   1,826,477                     11.09%
Shala Shashani (4)                                      1,622,477                      9.85%
Terry S. Parker (2) (5)                                   768,750                      4.51%
H. George Levy, M.D. (6)                                  483,802                      2.92%
David L. Stone (2)(7)                                     185,000                      1.12%
Thomas Povinelli (8)                                      177,664                      1.08%
Bradley L. Jacobs (9)                                     114,100                      *
Edmund P. Finamore (10)                                    52,000                      *
All directors and executive officers of our
company as a group (8 persons)(11)                      5,539,797                     31.65%

--------------------------
*        Less than 1%.
(1)      The number of shares outstanding used in this calculation was the number actually outstanding on December 13, 2000.
(2)      Executive officer of our company.
(3)      Includes an aggregate of 20,000 shares of common stock underlying options.
(4)      Includes an aggregate of 20,000 shares of common stock underlying options.
(5)      Includes an aggregate of 600,000 shares of common stock underlying options granted to Saunders & Parker, Inc., a corporation of which Mr.
         Parker is an executive officer, director and 50% shareholder.
(6)      Includes 66,500 shares of common stock held in trust and 20,000 shares of common stock held by Dr. Levy's spouse. Also includes an aggregate of 20,000 shares of common stock underlying options and 77,500 shares underlying warrants.
(7)      Includes an aggregate of 30,000 shares of common stock underlying options.
(8)      Includes 20,000 shares underlying options granted to Mr. Povinelli and
         50,000 shares underlying options granted to Gilman & Ciocia, Inc., a corporation of which Mr. Povinelli is the Chief Operating Officer, a director and a major shareholder.
(9)      Includes an aggregate of 65,000 shares of common stock underlying options.
(10)     Consists solely of 52,000 shares of common stock underlying options.
(11)     Includes an aggregate of 1,045,500 shares of common stock underlying options and warrants.


AUDIT COMMITTEE AND CHARTER

         Our Audit Committee makes recommendations to our Board regarding the selection of independent auditors, reviews the results and scope of the audit and other services provided by our independent auditors, reviews our financial statements for each interim period and reviews and evaluates our internal audit and control functions. The Audit Committee currently consists of three independent directors and operates under a written charter adopted by the Board, a copy of which is attached hereto as EXHIBIT B. The Audit Committee was formed by the Board effective as of February 25, 2000 and, thus, did not hold any meetings during 1999.

         A representative of BDO Seidman, LLP, the independent public accountants for our company, is not expected to be present at the special meeting.

                                  OTHER MATTERS

         The Board knows of no matter to come before the special meeting other than as specified herein. If other business should, however, be properly brought before such meeting, the persons voting the proxies will vote them in accordance with their best judgment.

                              SHAREHOLDER PROPOSALS

         Pursuant to Rule 14a-8 of the Securities and Exchange Commission, proposals by shareholders which are intended for inclusion in our proxy statement and proxy and to be presented at our next annual meeting must be received by us by December 25, 2001 in order to be considered for inclusion in our proxy materials. Such proposals shall be addressed to our Secretary and may be included in next year's proxy materials if they comply with certain rules and regulations of the Securities and Exchange Commission governing shareholder proposals. For all other proposals by shareholders to be timely, a shareholder's notice must be delivered to, or mailed and received at, our principal executive offices not later than March 25, 2001. If a shareholder fails to so notify us of any such proposal prior to such date, our management will be allowed to use their discretionary voting authority with respect to proxies held by management when the proposal is raised at the annual meeting (without any discussion of the matter in our proxy statement).

                                  ANNUAL REPORT

         A copy of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999, as filed with the Securities and Exchange Commission, is available without charge by writing to: Telenetics Corporation, 25111 Arctic Ocean, Lake Forest, California 92630, ATTENTION: Chief Financial Officer.

         SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

                                         By Order of the Board of Directors

                                         /s/ Terry S. Parker
                                         ---------------------
                                         Terry A. Parker,
                                         President and Chief Executive Officer

Lake Forest, California
December 27, 2000

                                    EXHIBIT A

              CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
              -----------------------------------------------------



                               (attached hereto)

                            CERTIFICATE OF AMENDMENT
                             OF RESTATED AND AMENDED
                            ARTICLES OF INCORPORATION
                                       OF
                             TELENETICS CORPORATION



         Terry S. Parker and David L. Stone certify that:

         1. They are the President and Secretary, respectively, of Telenetics Corporation, a California corporation.

         2. Article Third of the Restated and Amended Articles of Incorporation of this corporation is amended to read as follows:

         THIRD: The total number of shares which this corporation shall have authority to issue is fifty-five million (55,000,000) shares of capital stock, of which fifty million (50,000,000) shares shall be designated as Common Stock, without par value, and five million (5,000,000) shares shall be designated Preferred Stock, without par value. Shares of Preferred Stock may be issued from time to time in one or more classes or series as the Board of Directors, by resolution or resolutions, may from time to time determine. The voting powers, preferences, privileges and relative, participating, optional, and other special rights, and the qualifications, limitations or restrictions, if any, of each such class or series may differ from those of any and all other classes or series of Preferred Stock at any time outstanding, and the Board of Directors is hereby expressly granted authority to fix or alter, before issuance, by resolution or resolutions, the designation, number, voting powers, preferences, privileges and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions of, each such class or series.

         3. The foregoing Certificate of Restated and Amended Articles of Incorporation has been duly approved by the Board of Directors of the corporation.

         4. The foregoing Amendment of Restated and Amended Articles of Incorporation set forth herein has been duly approved by the required vote of shareholders in accordance with Section 902 of the California Corporations Code. The total number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than fifty percent (50%).

         We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of our own knowledge.

Date:____________
                                  ----------------------------------
                                  Terry S. Parker, President


                                  ----------------------------------
                                  David L. Stone, Secretary

                                    EXHIBIT B

                             AUDIT COMMITTEE CHARTER
                             -----------------------

                                (attached hereto)

                         CHARTER OF THE AUDIT COMMITTEE
                          OF THE BOARD OF DIRECTORS OF
                             TELENETICS CORPORATION


The Audit Committee (the "Committee") of the Board of Directors (the "Board") of Telenetics Corporation (the "Corporation"), will have the oversight responsibility, authority and specific duties as described below.

I.       PURPOSE

         The primary function of the Committee is to assist the Board in fulfilling its oversight responsibilities with respect to the financial reports and other financial information provided by the Corporation to its shareholders and others, the Corporation's system of internal controls, and the Corporation's audit, accounting, and financial reporting processes generally. In carrying out these functions, the Committee shall serve as an independent and objective monitor of the performance of the Corporation's financial reporting process and system of internal controls; review and appraise the audit efforts of the Corporation's independent accountants and internal audit department; and provide for open, on-going communication among the independent accountants, financial and senior management, internal audit department, and the Board concerning the Corporation's financial position and affairs. To effectively perform his or her role, each Committee member will obtain an understanding of the responsibilities of Committee membership as well as the Corporation's business, operations and risks.

II.      MEMBERSHIP

         The Committee shall be comprised of at least two members of the Board, a majority of the members of which shall be independent directors as determined by Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Board shall also designate a chairperson of the Committee. Members of the Committee are elected to serve for a term of one year. Each Committee member shall be financially literate (I.E., be able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement) or become financially literate within a reasonable period of time after his or her appointment to the Committee. At least one member of the Committee must have accounting or related financial management expertise.

III.     FUNCTIONS

         Without limiting the Committee's authority, the Committee shall carry out the following specific activities:

         A.       REVIEW OF DOCUMENTS AND REPORTS

                  1.       Review and reassess this Charter at least annually.

                  2. Review the Corporation's annual report on Form 10-KSB, including the Corporation's year-end financial statements, before its release and consider whether the information is adequate and consistent with members' knowledge about the Corporation and its operations.

                  3. Review the Corporation's quarterly reports on Form 10-QSB prior to their filing or prior to the release of earnings and consider whether the information is adequate and consistent with members' knowledge about the Corporation and its operations.

                  4. Review the regular internal reports to management prepared by the internal auditing function and management's response.

         B.       INDEPENDENT AUDITORS

                  1. Recommend to the Board the selection of the independent auditors, considering their independence. On an annual basis, the Committee shall require the independent auditors to provide the Committee with a written statement disclosing all relationships between the Corporation and the independent auditors. The Committee should review and discuss these relationships with the independent auditors to determine the auditors' independence. The Committee shall take or recommend appropriate action to ensure the independence of the independent auditors. The independent auditors are accountable to the Board and the Committee.

                  2. Review with the independent auditors the intended scope and approach of the annual audit and the audit methods and principles being applied by the independent auditors, and the fees charged by the independent auditors.

                  3. Review and discuss the results of the audit with both the independent auditors and management.

                  4. Review with both management and the independent auditors procedures established to prevent any fraud, illegal acts or deficiencies in internal control, and ensure that the independent auditors inform the Committee of any fraud, illegal acts or deficiencies in internal control of which they become aware and communicate certain required matters to the Committee.

                  5. Review with the independent auditors their performance and approve any proposed discharge of the independent auditors when circumstances warrant.

                  6. Direct and supervise special audit inquiries by the independent auditors as the Board or the Committee may request.

         C.       FINANCIAL REPORTING PROCESSES

                  1. Review significant accounting and reporting issues, including recent professional and regulatory pronouncements or proposed pronouncements, and understand their impact on the Corporation's financial statements.

                  2. In consultation with the independent auditors and the internal auditors, review the integrity of the Corporation's financial reporting processes, policies and practices, both internal and external.

                  3. Consider the independent auditors' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

                  4. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent auditors, management or the internal auditing function.

         D.       PROCESS IMPROVEMENT

                  1. Ensure that significant findings and recommendations made by the internal and independent auditors are received and discussed on a timely basis.

                  2. Review any significant disagreement among management and the independent auditors or the internal auditing function in connection with the preparation of the financial statements.

                  3. Review with the independent auditors, the internal auditing function, and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.

         E.       ETHICAL AND LEGAL COMPLIANCE

                  1. Establish, review and update periodically a code of ethical conduct for the Corporation and ensure that management has established a system to enforce this code.

                  2. Review management's monitoring of the Corporation's compliance with the Corporation's code of ethical conduct, and ensure that management has the proper review system in place to ensure that the Corporation's financial statements, reports and other financial information disseminated to governmental entities and the public satisfy legal requirements.

                  3. Review activities, organizational structure and qualifications of the internal audit function.

                  4. Review legal compliance matters with the Corporation's counsel.

                  5. Review with the Corporation's counsel any legal matter that could have a significant impact on the Corporation's financial statements.

                  6. Review annually internal and external audits of employee benefit plans of the Corporation (including subsidiaries) to determine that there are proper procedures to ensure compliance with all relevant laws and regulations.

                  7. Review annually the adequacy of the Corporation's insurance.

                  8. Review annually the adequacy of protection of technology, including physical security, patent and trademark programs and proprietary information.

         F.       REPORTING RESPONSIBILITIES

                  1. Regularly update the Board about Committee activities and make appropriate recommendations.

IV.      MEETINGS

         The Committee will meet from time to time whenever necessary or appropriate in order to discharge the functions specified in this Charter. Minutes shall be kept of each meeting of the Committee and will be provided to each member of the Board. Any action of the Committee shall be subject to revision, modification or rescission by the Board, provided that no rights of third parties shall be affected by any such revision, modification or rescission.

                             TELENETICS CORPORATION

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD JANUARY 26, 2001

         The undersigned hereby appoints Terry S. Parker, the attorney, agent and proxy of the undersigned, with the power to appoint his substitute, to represent and vote, as designated below, all shares of common stock of Telenetics Corporation (the "Company") held of record by the undersigned on December 22, 2000, at the Special Meeting of Shareholders to be held at the Company's headquarters located at 25111 Arctic Circle, Lake Forest, California 92630 on January 26 2001, at 10:00 a.m., Pacific Time, and at any and all adjournments thereof.

         1. AMENDMENT OF RESTATED AND AMENDED ARTICLES OF INCORPORATION. Approval of the amendment of the Restated and Amended Articles of Incorporation of the Company to increase the number of shares of common stock authorized for issuance by the Company from 25,000,000 shares to 50,000,000 shares.

         [   ]  FOR                 [   ]  AGAINST              [   ]  ABSTAIN

         2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

         This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Proposal 1.

         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                                      Dated:
                                            ----------------------------------

                                      Name:
                                           -----------------------------------

                                      Common Shares:
                                                    --------------------------

                                      ----------------------------------------
                                      Signature

                                      ----------------------------------------
                                                     Signature (if held jointly)
                                        Please sign exactly as name appears
                                        hereon. When shares are held by joint
                                        tenants, both should sign. When signing
                                        as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.